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                                                                  Exhibit 23.26
                                      CONSENT

     The undersigned hereby consents to the filing of its real estate appraisals for the property identified below as an exhibit to the registration statement on Form S-4 filed by American Family Holdings, Inc. with the Securities and Exchange Commission (the "Registration Statement") and to the reference to us under the caption "Appraisals and Fairness Opinion" in the prospectus which is a part of the Registration Statement.

Dated:  September 4, 1998


Property: Stacey Rose A and B           RICHARD V . SPECK & ASSOCIATES



                                   By   /s/ Richard V. Speck
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                                   Print Name     Richard V. Speck
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                                   Title          Owner
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